UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 12, 2005
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     (a) On December 12, 2005, Goodrich Corporation (“Goodrich”) issued a press release updating its 2005 financial outlook and providing its financial outlook for 2006. A copy of such press release is furnished as Exhibit 99.1 hereto.
     (b) On December 12, 2005, Goodrich Corporation will host its Annual Investor Conference to discuss the company’s financial results, performance and prospects with investors and security analysts. The meeting will feature presentations by several Goodrich senior executives. By press releases dated November 28, 2005 and December 8, 2005, the public was invited to listen to the conference by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. A related written presentation will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference. A copy of such presentation is furnished as Exhibit 99.2 hereto.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit 99.1	Goodrich Corporation press release dated December 12, 2005 titled “Goodrich Provides 2006 Financial Outlook”.

Exhibit 99.2	Goodrich Corporation written presentation dated December 12, 2005 titled “Goodrich Corporation Annual Investor Conference”.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: December 12, 2005	By:	/s/ Kenneth L. Wagner

Kenneth L. Wagner Assistant Secretary

Exhibit Index

Exhibit 99.1	Goodrich Corporation press release dated December 12, 2005 titled “Goodrich Provides 2006 Financial Outlook”.

Exhibit 99.2	Goodrich Corporation written presentation dated December 12, 2005 titled “Goodrich Corporation Annual Investor Conference”.

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